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                                                                       EXHIBIT 5


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                                                                                              APPLICATION FOR INDIVIDUAL
THE PENN MUTUAL LIFE INSURANCE COMPANY                                                        VARIABLE AND FIXED ANNUITY
Philadelphia, Pa.  19172
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1  MARKET TYPE:  (Choose one)                                            2  DEATH BENEFIT OPTION:  (Choose one)
   [_] Non-Qualified                                                        [_] Standard      If no option is elected, the contract

   [_] IRA - (Select Type)                                                  [_] Rising Floor   will be issued with a Standard
   [_] Rollover   [_] Transfer    [_] Custodial                             [_] Step Up       Death Benefit.
   [_] 403(b) Transfer

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3  CONTRACT OWNER:                                                       4  ANNUITANT:  (If different from Contract Owner)
   ________________________________________________________                 _____________________________________________________
   Name (First, Middle, Last) (Please Print)                                Name (First, Middle, Last) (Please Print)

   ________________________________________________________                 _____________________________________________________
   Address                                                                  Address

   ________________________________________________________                 _____________________________________________________
   City                     State                 Zip Code                  City                     State              Zip Code

   ________________________________________________________                 _____________________________________________________
   Date of Birth                         Sex                                Date of Birth                           Sex

   ________________________________________________________                 _____________________________________________________
   Social Security No./Tax ID                                               Social Security No./Tax ID

   ________________________________________________________                 _____________________________________________________
   Daytime Telephone Number                                                 Daytime Telephone Number

   ________________________________________________________                 _____________________________________________________
   Employer Name                                                            Employer Name

   ________________________________________________________                 _____________________________________________________
   City                     State                 Zip Code                  City                     State              Zip Code

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5  BENEFICIARIES:                                                       6  ANNUITY DATE:
   PRIMARY BENEFICIARY:____________________________________                SELECT ANNUITY DATE:

   Social Security No.:____________________________________
                                                                                  MO              DAY          YR
   Relationship to Annuitant:______________________________
                                                                                                   01
   CONTINGENT BENEFICIARY:_________________________________
                                                                           If no date is selected, the Annuity Date will be the
   Social Security No.:____________________________________                later of the first day of the month following the
                                                                           Annuitant's 95th birthday or 10 years after the issue
   Relationship to Annuitant:______________________________                date.

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7  PURCHASE PAYMENT:  ($5,000 Minimum)                                     MAKE CHECK PAYABLE TO:
   PURCHASE PAYMENT $______________________________________                The Penn Mutual Life Insurance Company

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8  DOLLAR COST AVERAGING:
   Allocate ___% of my initial purchase payment to the following Dollar Cost Averaging Source Account  (select one):
   [_] Six Month Fixed Interest Option;  [_]  AMT Limited Maturity Bond Fund; [_] Quality Bond Fund; [_] Money Market Fund.
   Over a ___ month period (maximum is 60 months; MUST BE 6 MONTHS FOR SIX MONTH FIXED INTEREST OPTION) transfer the initial allocated purchase payment in equal monthly payments based on the allocation listed in the Fund Allocation section below. The first monthly transfer will take place on the 15th of the month following the date of issue and each month thereafter for the period indicated above. The Dollar Cost Averaging Program will terminate on the earlier of the end of the period indicated above or after exhausting all amounts for the source account indicated above.

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9  FUND ALLOCATION:  (Indicate whole percentages.  Total allocations in this section must equal 100%.)
   Select the Variable Investment Options and/or Fixed Interest Options that will be used to allocate the initial purchase payment
   (less the Dollar Cost Averaging Amount); the subsequent purchase payments and the monthly dollar cost averaging transactions.

      FIDELITY INVESTMENTS                   NEUBERGER & BERMAN                      VONTOBEL USA
      ____% VIP Equity Income                ____ % AMT Limited Maturity Bond        ____% International Equity
      ____% VIP Growth                       ____ % AMT Balanced                     AMERICAN CENTURY
      ____% VIP II Asset Manager             ____ % AMT Partners                     ____% VP Capital Appreciation
      ____% VIP II Index 500                                                         MORGAN STANLEY
      INDEPENDENCE CAPITAL (ICMI)            OPCAP ADVISORS                          ____% Emerging Markets Equity  (Int'l)
      ____% Money Market                     ____% Value Equity                      THE PENN MUTUAL LIFE INSURANCE COMPANY
      ____% Quality Bond                     ____% Small Capitalization              FIXED INTEREST OPTIONS
      ____% Growth Equity                    T. ROWE PRICE                           ____% 1 Year Fixed Interest (not available
      ICMI/ROBERTSON STEPHENS                ____% High Yield Bond                   with Dollar Cost Averaging)
      ____% Emerging Growth                  ____% Flexibly Managed

VALUES AND PAYMENTS UNDER THIS CONRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY
DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

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10  REPLACEMENT:  IS THIS ANNUITY INTENDED TO REPLACE OR CHANGE EXISTING LIFE INSURANCE OR ANNUITIES?   [_] Yes     [_] No
    If yes, list insurance company and policy number in the Remarks Section. If this is an exchange under IRC Section 1035, attach necessary 1035 Exchange Forms.

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11  NOTICES:
    FRAUD - Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for
    -----
    insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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12  ACKNOWLEDGEMENT:
        I hereby represent that my answers to the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:
    a)  The contract value and annuity payments, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount;
    b)  This annuity is a long term commitment to meet insurance needs and financial goals; and I acknowledge receipt of the most recent prospectus;
    c)  The annuity applied for is suitable for my investment objectives and my financial situation and needs; and
    d)  The owner has the privilege of Telephone Transfers.

    VALUES AND PAYMENTS UNDER THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY
    DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGNATURES:

Signed at:_____________________________________     __________________________________________         _____________________________
          City                                      State                                              Date Signed

_______________________________________________     __________________________________________________
Signature of Contract Owner                         Signature of Annuitant (if different from Contract
                                                    Owner)
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13  REGISTERED REPRESENTATIVE:
    Do you have any reason to believe the contract applied for is to replace existing insurance or annuities?  [_] Yes    [_] No


_______________________________________________     ________________________________________________________________________________
Signature of Registered Representative              Printed Name of Registered Representative                   State License Number
(Resident agent if required by law)

_______________________________________________     ________________________________________________________________________________
Telephone No.                                       Office Code (3 digit)                              Representative Code (5 digit)


_______________________________________________     ________________________________________________________________________________
Office/Firm Name                                    Broker/Dealer Name

    Commission Information                      Office                          5-Digit
        Representative                       Code Number                    Representative Code                 Percent (%)

_________________________________    ______________________________     _____________________________    __________________________

_________________________________    ______________________________     _____________________________    __________________________

_________________________________    ______________________________     _____________________________    __________________________

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14  SEND APPLICATION, CHECK & OTHER REQUIRED FORMS TO:

                           The Penn Mutual Life Insurance Company
                           600 Dresher Road - C2L
                           Horsham, PA  19044
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15  REMARKS:

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